Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes [Abstract]
INCOME TAXES
NOTE 7:-	INCOME TAXES

a.	Tax rates applicable to the Company:

The taxes in the U.S. applying to a Company (incorporated in state of Delaware), consists of a progressive corporate tax at a rate of up to 35% plus state tax and local tax at rates depending on the state and the city in which the company manages its business. In the Company's estimation, it is subject to approximately a 40% tax rate.

b.	Tax rates applicable to Subsidiary:

1.	Taxable income of the Company is subject to the Israeli corporate tax at the rates of 26.5% in 2014 and 2015.

2.	On January 5, 2016, the Israeli Parliament officially published the Law for the Amendment of the Israeli Tax Ordinance (Amendment 216), that reduces the standard corporate income tax rate from 26.5% to 25%.

3.	In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), a reduction of the corporate tax rate in 2017 from 25% to 24%, and in 2018 from 25% to 23%.

c.	Net operating losses carryforward:

The Company is subject to U.S. income taxes. As of December 31, 2016, the Company has net operating loss carryforwards for federal income tax purposes of approximately $2,542 which expire in the years 2019 to 2036.

The Company has no operating loss carryforwards for income tax purposes. Utilization of the U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

The Company's Subsidiary in Israel has estimated accumulated losses for tax purposes as of December 31, 2016, in the amount of approximately $2,696 which may be carried forward and offset against taxable income in the future for an indefinite period.

d.	Loss before taxes is comprised as follows:

	Year ended December 31,
	2016	2015

Domestic	$579	$491
Foreign (Israel)	337	986

	$916	$1,477

e.	Deferred taxes:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company and its Subsidiary's' deferred tax assets are comprised of operating loss carryforward and other temporary differences.

Significant components of the Company and its Subsidiary's deferred tax assets are as follows:

	December 31,
	2016	2015

Operating loss carryforward	$1,659	$1,500
Research and development expenses	695	748
Investment in Parent company	388	337

Deferred tax assets before valuation allowance	2,742	2,585

Valuation allowance	(2,742)	(2,585)

Net deferred tax asset	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized. Management currently believes that since the Company and its Subsidiary have a history of losses it is more likely than not that the deferred tax regarding the loss carryforward and other temporary differences will not be realized in the foreseeable future. Therefore, the Company has provided valuation allowance in respect of deferred tax assets resulting from operating loss carryforward and other temporary differences.

f.	The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowances in respect to deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes.